GMAC RFC

BANK OF AMERICA SECURITIES

RMBS New Issue Term Sheet

$990,000,000 Certificates (Approximate)

Home Equity Mortgage Asset-Backed Pass-Through Certificates,

Series 2004-KS2

RASC Series 2004-KS2 Trust

Issuer

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

February 9, 2004

Computational Disclaimer

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction. Please contact the BAS Syndicate Desk for additional information at 704.388.1597.

DESCRIPTION OF THE COLLATERAL

LOAN GROUP I MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Statistical Principal Balance	$260,650,696.61
Number of Loans	2,562

Average Current Loan Balance	$101,737.20	$9,902.84	$660,000.00
(1) (2) Weighted Average Original Loan-to-Value Ratio	80.77%	13.00%	100.00%
(1) Weighted Average Mortgage Rate	7.6827%	5.3000%	13.9900%
(1) Weighted Average Net Mortgage Rate	6.6249%	4.1500%	13.4100%
(1) Weighted Average Remaining Term to Maturity (months)	330	118	360
(1) (3) Weighted Average Credit Score	632	481	798
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
(3) 0.13% of the Group I Mortgage Loans do not have Credit Scores.
Percent of Statistical Cut-Off Date
Range	Principal Balance
Product Type	Fixed	100.00%

Lien	First	92.70%
Second	7.30%

Property Type	Single-family detached	79.56%
Planned Unit Developments (detached)	5.87%
Two- to four- family units	5.45%
Planned Unit Developments (attached)	3.81%
Manufactured Home	2.33%
Condo Low-Rise (less than 5 stories)	1.63%
Townhouse	1.29%
Leasehold	0.06%

Occupancy Status	Primary Residence	93.84%
Non Owner-occupied	5.33%
Second/Vacation	0.82%

Documentation Type	Full Documentation	82.61%
Reduced Documentation	17.39%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	46.54%

Loans with Prepayment Penalties	67.73%

Loans serviced by HomeComings	63.95%

Credit Score Distribution of the Group I Mortgage Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio*
499 or less	4	$383,888	0.15%	$95,972	64.22%
500 - 519	19	1,616,255	0.62	85,066	71.38
520 - 539	67	6,409,280	2.46	95,661	74.73
540 - 559	150	11,181,265	4.29	74,542	75.76
560 - 579	210	18,215,954	6.99	86,743	76.97
580 - 599	277	24,324,815	9.33	87,815	79.25
600 - 619	413	40,087,246	15.38	97,064	81.71
620 - 639	460	46,619,850	17.89	101,347	82.81
640 - 659	360	39,954,551	15.33	110,985	80.32
660 - 679	277	32,981,326	12.65	119,066	81.97
680 - 699	131	16,825,791	6.46	128,441	82.66
700 - 719	79	10,080,975	3.87	127,607	83.19
720 - 739	51	4,773,100	1.83	93,590	82.21
740 - 759	37	4,184,792	1.61	113,102	85.27
760 or greater	20	2,671,999	1.03	133,600	78.42
Subtotal with Credit Scores	2,555	$260,311,088	99.87%	$101,883	80.80%
Not Available**	7	339,609	0.13	48,516	59.10
Total:	2,562	$260,650,697	100.00%	$101,737	80.77%

As of the Statistical Cut-Off Date, the weighted average Credit Score of the Group I Loans is approximately 632.

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

**Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

Original Mortgage Loan Principal Balances of the Group I Mortgage Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
1 - 100,000	1,564	$82,910,548	31.81%	$53,012	622	81.16%
100,001 - 200,000	721	99,615,513	38.22	138,163	633	80.64
200,001 - 300,000	196	47,513,862	18.23	242,418	639	81.04
300,001 - 400,000	58	20,031,754	7.69	345,375	632	80.38
400,001 - 500,000	20	8,819,019	3.38	440,951	661	78.16
500,001 - 600,000	2	1,100,000	0.42	550,000	675	86.00
600,001 - 700,000	1	660,000	0.25	660,000	661	70.00
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

As of the Statistical Cut-Off Date, the average original principal balance of the Group I Loans will be approximately $101,801.

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Net Mortgage Rates of the Group I Mortgage Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
4.000 - 4.499	11	$2,465,113	0.95%	$224,101	649	75.06%
4.500 - 4.999	108	23,420,957	8.99	216,861	667	73.88
5.000 - 5.499	174	28,150,593	10.80	161,785	648	78.82
5.500 - 5.999	279	38,739,693	14.86	138,852	643	78.10
6.000 - 6.499	377	49,020,139	18.81	130,027	638	81.31
6.500 - 6.999	325	37,944,568	14.56	116,753	629	82.37
7.000 - 7.499	273	29,091,234	11.16	106,561	617	82.15
7.500 - 7.999	177	15,259,883	5.85	86,214	610	81.90
8.000 - 8.499	174	11,762,724	4.51	67,602	596	78.93
8.500 - 8.999	131	7,124,804	2.73	54,388	588	82.83
9.000 - 9.499	156	6,445,111	2.47	41,315	604	90.55
9.500 - 9.999	87	3,523,120	1.35	40,496	612	88.49
10.000 - 10.499	70	2,629,089	1.01	37,558	598	89.20
10.500 - 10.999	55	1,689,973	0.65	30,727	614	95.19
11.000 - 11.499	11	395,481	0.15	35,953	616	93.00
11.500 - 11.999	16	436,635	0.17	27,290	619	97.31
12.000 - 12.499	5	71,532	0.03	14,306	584	100.00
12.500 - 12.999	53	1,246,417	0.48	23,517	595	99.66
13.000 - 13.499	80	1,233,630	0.47	15,420	565	98.96
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

As of the Statistical Cut-Off Date, the weighted average net mortgage rate is approximately 6.6249% per annum.

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Mortgage Rates of the Group I Mortgage Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
5.000 - 5.499	6	$1,349,924	0.52%	$224,987	645	68.30%
5.500 - 5.999	24	4,971,444	1.91	207,144	659	81.47
6.000 - 6.499	147	29,728,908	11.41	202,237	665	76.11
6.500 - 6.999	331	53,935,823	20.69	162,948	650	78.99
7.000 - 7.499	300	38,514,022	14.78	128,380	638	81.03
7.500 - 7.999	423	50,002,308	19.18	118,209	628	80.93
8.000 - 8.499	281	25,383,914	9.74	90,334	617	80.95
8.500 - 8.999	288	23,403,968	8.98	81,264	604	80.75
9.000 - 9.499	169	11,260,858	4.32	66,632	594	83.95
9.500 - 9.999	191	9,704,629	3.72	50,810	596	86.93
10.000 - 10.499	85	3,670,090	1.41	43,178	600	85.89
10.500 - 10.999	79	2,999,336	1.15	37,966	602	87.54
11.000 - 11.499	55	1,861,964	0.71	33,854	609	93.81
11.500 - 11.999	29	875,295	0.34	30,183	611	94.38
12.000 - 12.499	16	436,635	0.17	27,290	619	97.31
12.500 - 12.999	5	71,532	0.03	14,306	584	100.00
13.000 - 13.499	53	1,246,417	0.48	23,517	595	99.66
13.500 - 13.999	80	1,233,630	0.47	15,420	565	98.96
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

As of the Statistical Cut-Off Date, the weighted average mortgage rate is approximately 7.6827% per annum.

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Original Loan-to-Value Ratios of the Group I Mortgage Loans
Range of Original Loan-to-Value Ratios (%)*	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	103	$8,364,232	3.21%	$81,206	615
50.01 - 55.00	45	4,949,135	1.90	109,981	614
55.01 - 60.00	79	8,849,350	3.40	112,017	625
60.01 - 65.00	92	10,223,264	3.92	111,122	623
65.01 - 70.00	139	17,994,302	6.90	129,455	625
70.01 - 75.00	186	21,800,049	8.36	117,205	623
75.01 - 80.00	508	61,941,395	23.76	121,932	635
80.01 - 85.00	302	40,200,495	15.42	133,114	629
85.01 - 90.00	331	43,070,652	16.52	130,123	628
90.01 - 95.00	130	13,154,797	5.05	101,191	657
95.01 - 100.00	647	30,103,027	11.55	46,527	644
Total:	2,562	$260,650,697	100.00%	$101,737	632

As of the Statistical Cut-Off Date, the weighted average original loan-to-value ratio is approximately 80.77%.

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Geographic Distribution of Mortgaged Properties of the Group I Mortgage Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
California	149	$29,341,047	11.26%	$196,920	651	75.55%
Florida	258	23,639,652	9.07	91,627	631	81.03
New York	109	18,523,872	7.11	169,944	637	74.17
Texas	234	16,404,242	6.29	70,104	619	80.62
Maryland	99	15,497,393	5.95	156,539	625	81.72
Georgia	154	14,359,508	5.51	93,244	629	84.74
Massachusetts	54	9,621,948	3.69	178,184	638	76.80
North Carolina	111	9,052,163	3.47	81,551	632	84.59
Connecticut	72	8,903,280	3.42	123,657	641	78.94
Tennessee	131	8,851,920	3.40	67,572	631	86.93
Other	1191	106,455,671	40.84	89,383	628	82.33
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose of the Group I Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
Equity Refinance	1,637	$192,635,007	73.91%	$117,676	627	78.59%
Purchase	746	49,894,930	19.14	66,883	646	89.60
Rate/Term Refinance	179	18,120,759	6.95	101,233	639	79.65
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Mortgage Loan Documentation Type of the Group I Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
Full Documentation	2,183	$215,329,303	82.61%	$98,639	628	82.30%
Reduced Documentation	379	45,321,393	17.39	119,582	647	73.52
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Occupancy Types of the Group I Mortgage Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
Primary Residence	2,389	$244,602,627	93.84%	$102,387	631	81.01%
Non Owner-occupied	156	13,904,457	5.33	89,131	646	76.56
Second/Vacation	17	2,143,613	0.82	126,095	657	81.21
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Mortgaged Property Types of the Group I Mortgage Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
Single-family detached	2,068	$207,370,238	79.56%	$100,276	630	80.94%
Planned Unit Developments (Detached)	147	15,289,141	5.87	104,008	627	84.55
Two- to four- family units	97	14,196,202	5.45	146,353	648	73.59
Planned Unit Developments (Attached)	87	9,930,405	3.81	114,143	637	86.71
Manufactured Home	78	6,081,899	2.33	77,973	649	76.31
Condo Low-Rise (less than 5 stories)	45	4,261,397	1.63	94,698	643	78.66
Townhouse	38	3,367,762	1.29	88,625	609	76.08
Leasehold	2	153,651	0.06	76,826	647	89.72
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Credit Grades of the Group I Mortgage Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
A4	814	$94,295,550	36.18%	$115,842	654	79.02%
AX	1,219	118,790,738	45.57	97,449	638	83.72
AM	323	29,305,482	11.24	90,729	583	79.62
B	134	12,312,039	4.72	91,881	558	74.45
C	49	4,351,111	1.67	88,798	545	69.21
CM	23	1,595,778	0.61	69,382	529	65.89
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

Prepayment Penalty Terms of the Group I Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group I Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio*
None	1,096	$84,108,401	32.27%	$76,741	624	81.37%
12 Months	105	16,067,405	6.16	153,023	635	74.98
24 Months	170	20,414,072	7.83	120,083	641	80.75
36 Months	1,141	135,541,003	52.00	118,791	635	81.03
60 Months	48	4,429,816	1.70	92,288	627	82.48
Other (1)	2	90,000	0.03	45,000	602	80.44
Total:	2,562	$260,650,697	100.00%	$101,737	632	80.77%

*With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.

(1)Other represents 0, 12, 24, 36, or 60 and not more than 60 months.

DESCRIPTION OF THE COLLATERAL

LOAN GROUP II-A MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Statistical Principal Balance	$349,636,107.12
Number of Loans	2,541

Average Current Loan Balance	$137,597.84	$25,000.00	$349,683.59
(1) Weighted Average Original Loan-to-Value Ratio	81.89%	15.00%	100.00%
(1) Weighted Average Mortgage Rate	7.08%	4.70%	11.25%
(1) Weighted Average Net Mortgage Rate	6.56%	4.12%	10.67%
(1) Weighted Average Note Margin	6.91%	3.85%	9.63%
(1) Weighted Average Maximum Mortgage Rate	13.45%	10.70%	18.25%
(1) Weighted Average Minimum Mortgage Rate	7.25%	4.70%	11.25%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26	4	38
(1) Weighted Average Remaining Term to Maturity (months)	359	340	360
(1) (2) Weighted Average Credit Score	618	500	798
(1) Weighted Average reflected in Total.
(2) 0.02% of the Group II-A Mortgage Loans do not have Credit Scores.
Percent of Statistical Cut-Off Date
Range	Principal Balance
Product Type	ARM	100.00%

Lien	First	100.00%

Property Type	Single-family detached	82.23%
Planned Unit Developments (detached)	6.44%
Two- to four- family units	4.05%
Condo Low-Rise (less than 5 stories)	2.71%
Planned Unit Developments (attached)	2.25%
Manufactured Home	1.30%
Townhouse	0.98%
Leasehold	0.03%

Occupancy Status	Primary Residence	94.58%
Non Owner-occupied	4.52%
Second/Vacation	0.90%

Documentation Type	Full Documentation	77.92%
Reduced Documentation	22.08%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	0.32%

Loans with Prepayment Penalties	69.19%

Loans serviced by HomeComings	85.82%

Credit Score Distribution of the Group II-A Mortgage Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
500 - 519	19	$2,289,481	0.65%	$120,499	68.99%
520 - 539	63	8,089,310	2.31	128,402	72.24
540 - 559	175	22,266,270	6.37	127,236	77.04
560 - 579	239	33,598,710	9.61	140,580	80.55
580 - 599	368	52,533,686	15.03	142,755	81.02
600 - 619	555	70,614,139	20.20	127,233	84.48
620 - 639	429	58,549,666	16.75	136,479	82.87
640 - 659	329	48,627,258	13.91	147,803	82.42
660 - 679	165	24,172,361	6.91	146,499	82.89
680 - 699	83	12,146,182	3.47	146,340	83.62
700 - 719	52	8,144,480	2.33	156,625	82.18
720 - 739	26	3,771,521	1.08	145,059	81.36
740 - 759	17	2,242,392	0.64	131,905	78.15
760 or greater	20	2,526,764	0.72	126,338	83.75
Subtotal	2,540	$349,572,221	99.98%	$137,627	81.89%
Not Available	1	63,886	0.02	63,886	78.00
Total:	2,541	$349,636,107	100.00%	$137,598	81.89%

As of the Statistical Cut-Off Date, the weighted average Credit Score of the Group II-A Loans is approximately 618.

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

Original Mortgage Loan Principal Balances of the Group II-A Mortgage Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
$1 - $100,000	896	$67,876,741	19.41%	$75,755	612	79.48%
$100,001 - $200,000	1,193	168,857,259	48.30	141,540	618	82.61
$200,001 - $300,000	411	99,802,873	28.54	242,829	620	82.02
$300,001 - $400,000	41	13,099,234	3.75	319,494	620	84.16
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

As of the Statistical Cut-Off Date, the average original principal balance of the Group I Loans will be approximately $137,713.

Net Mortgage Rates of the Group II-A Mortgage Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	5	$1,371,261	0.39%	$274,252	693	83.14%
4.500 - 4.999	16	2,498,793	0.71	156,175	680	80.65
5.000 - 5.499	110	17,868,915	5.11	162,445	661	80.12
5.500 - 5.999	346	55,951,896	16.00	161,711	633	79.60
6.000 - 6.499	659	94,409,235	27.00	143,261	623	81.29
6.500 - 6.999	631	82,700,365	23.65	131,062	606	82.78
7.000 - 7.499	514	62,007,111	17.73	120,636	600	83.74
7.500 - 7.999	189	24,137,643	6.90	127,712	603	83.59
8.000 - 8.499	46	5,721,776	1.64	124,386	612	82.97
8.500 - 8.999	19	1,947,091	0.56	102,478	631	80.12
9.000 - 9.499	4	709,678	0.20	177,419	601	68.74
10.000 - 10.499	1	49,932	0.01	49,932	642	70.00
10.500 - 10.999	1	262,411	0.08	262,411	586	70.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

As of the Statistical Cut-Off Date, the weighted average net mortgage rate is approximately 6.5572%.

Mortgage Rates of the Group II-A Mortgage Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.500 - 4.999	4	$1,050,161	0.30%	$262,540	686	79.51%
5.000 - 5.499	13	2,046,086	0.59	157,391	693	82.63
5.500 - 5.999	110	17,826,584	5.10	162,060	664	80.41
6.000 - 6.499	306	48,540,807	13.88	158,630	639	79.59
6.500 - 6.999	680	100,544,080	28.76	147,859	623	81.49
7.000 - 7.499	558	71,966,551	20.58	128,972	608	82.54
7.500 - 7.999	596	73,727,700	21.09	123,704	598	83.38
8.000 - 8.499	188	23,579,999	6.74	125,426	596	82.98
8.500 - 8.999	61	7,432,629	2.13	121,846	613	83.80
9.000 - 9.499	17	1,745,114	0.50	102,654	609	79.63
9.500 - 9.999	6	864,053	0.25	144,009	598	72.54
10.500 - 10.999	1	49,932	0.01	49,932	642	70.00
11.000 - 11.499	1	262,411	0.08	262,411	586	70.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

As of the Statistical Cut-Off Date, the weighted average mortgage rate is approximately 7.0794%.

Original Loan-to-Value Ratios of the Group II-A Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	59	$5,668,203	1.62%	$96,071	581
50.01 - 55.00	27	3,712,602	1.06	137,504	595
55.01 - 60.00	59	6,348,777	1.82	107,606	607
60.01 - 65.00	58	8,703,735	2.49	150,064	590
65.01 - 70.00	110	14,723,815	4.21	133,853	621
70.01 - 75.00	174	23,715,940	6.78	136,299	607
75.01 - 80.00	841	115,688,442	33.09	137,561	626
80.01 - 85.00	430	57,404,195	16.42	133,498	612
85.01 - 90.00	495	72,958,643	20.87	147,391	608
90.01 - 95.00	240	33,324,306	9.53	138,851	636
95.01 - 100.00	48	7,387,450	2.11	153,905	646
Total:	2,541	$349,636,107	100.00%	$137,598	618

As of the Statistical Cut-Off Date, the weighted average original loan-to-value ratio is approximately 81.89%.

Geographic Distribution of Mortgaged Properties of the Group II-A Mortgage Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	281	$56,873,340	16.27%	$202,396	629	78.93%
Florida	185	23,348,394	6.68	126,208	617	81.91
Michigan	213	23,111,902	6.61	108,507	608	80.87
Minnesota	110	17,613,093	5.04	160,119	624	81.42
Illinois	124	17,560,388	5.02	141,616	610	82.08
Wisconsin	138	16,190,478	4.63	117,322	614	82.39
Georgia	110	14,630,995	4.18	133,009	625	84.85
Texas	101	11,995,314	3.43	118,765	610	81.19
Virginia	66	11,202,874	3.20	169,741	617	82.87
Maryland	60	10,803,374	3.09	180,056	604	82.60
Other*	1153	146,305,956	41.85	126,892	616	82.82
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

* Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose of the Group II-A Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	1,523	$212,401,453	60.75%	$139,463	610	81.15%
Purchase	811	111,298,972	31.83	137,237	633	83.51
Rate/Term Refinance	207	25,935,683	7.42	125,293	613	81.01
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

Mortgage Loan Documentation Type of the Group II-A Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	2,041	$272,434,969	77.92%	$133,481	612	83.49%
Reduced Documentation	500	77,201,138	22.08	154,402	637	76.26
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

Occupancy Types of the Group II-A Mortgage Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	2,367	$330,696,222	94.58%	$139,711	616	82.13%
Non Owner-occupied	152	15,800,812	4.52	103,953	647	78.15
Second/Vacation	22	3,139,073	0.90	142,685	616	76.11
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

Mortgaged Property Types of the Group II-A Mortgage Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	2,121	$287,517,388	82.23%	$135,557	617	82.16%
Planned Unit Developments (detached)	138	22,502,368	6.44	163,061	610	83.10
Two- to four- family units	89	14,146,308	4.05	158,947	631	77.62
Condo Low-Rise (less than 5 stories)	69	9,477,408	2.71	137,354	622	79.59
Planned Unit Developments (attached)	46	7,876,492	2.25	171,228	628	84.59
Manufactured Home	51	4,560,928	1.30	89,430	639	76.23
Townhouse	26	3,439,201	0.98	132,277	621	76.76
Leasehold	1	116,014	0.03	116,014	638	90.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

Credit Grades of the Group II-A Mortgage Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A4	1,185	$161,485,700	46.19%	$136,275	642	83.12%
AX	735	105,852,622	30.28	144,017	616	83.18
AM	362	51,794,972	14.81	143,080	580	81.55
B	178	21,166,180	6.05	118,911	558	74.41
C	61	6,981,852	2.00	114,457	553	66.75
CM	20	2,354,783	0.67	117,739	534	59.69
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

Prepayment Penalty Terms of the Group II-A Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	850	$107,739,246	30.81%	$126,752	613	80.56%
12 Months	133	23,343,147	6.68	175,512	622	82.99
24 Months	1,159	169,756,321	48.55	146,468	621	82.61
36 Months	392	47,617,962	13.62	121,474	615	81.74
Other(1)	7	1,179,432	0.34	168,490	590	84.84
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

(1)Other represents 0, 12, 24, or 36 and not more than 36 months.

Note Margins of the Group II-A Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.500% - 3.999%	2	$521,000	0.15%	$260,500	668	83.24%
4.000% - 4.499%	8	1,380,409	0.39	172,551	687	82.30
4.500% - 4.999%	35	6,107,978	1.75	174,514	643	80.91
5.000% - 5.499%	94	15,782,239	4.51	167,896	637	82.09
5.500% - 5.999%	150	23,374,022	6.69	155,827	628	83.61
6.000% - 6.499%	233	35,057,216	10.03	150,460	612	81.73
6.500% - 6.999%	756	115,717,633	33.10	153,066	629	81.41
7.000% - 7.499%	538	66,964,061	19.15	124,469	615	80.57
7.500% - 7.999%	548	64,498,079	18.45	117,697	596	83.04
8.000% - 8.499%	156	18,046,206	5.16	115,681	596	83.74
8.500% - 8.999%	16	1,731,330	0.50	108,208	619	85.21
9.000% - 9.499%	4	343,935	0.10	85,984	613	79.70
9.500% - 9.999%	1	112,000	0.03	112,000	626	80.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

As of the Statistical Cut-Off Date, the weighted average note margin is approximately 6.9056%.

Maximum Mortgage of the Group II-A Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
10.000% - 10.999%	3	$792,661	0.23%	$264,220	694	78.70%
11.000% - 11.999%	93	14,334,949	4.10	154,139	666	81.19
12.000% - 12.999%	707	102,127,343	29.21	144,452	630	80.60
13.000% - 13.999%	1,079	144,669,201	41.38	134,077	612	82.44
14.000% - 14.999%	519	69,221,800	19.80	133,375	601	82.88
15.000% - 15.999%	121	16,144,748	4.62	133,428	610	82.54
16.000% - 16.999%	15	1,791,717	0.51	119,448	626	76.88
17.000% - 17.999%	2	145,778	0.04	72,889	580	76.57
18.000% - 18.999%	2	407,911	0.12	203,955	621	75.35
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

As of the Statistical Cut-Off Date, the weighted average maximum mortgage rate is approximately 13.4516%.

Minimum Mortgage of the Group II-A Mortgage Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000% - 4.999%	2	$521,000	0.15%	$260,500	668	83.24%
5.000% - 5.999%	94	15,463,146	4.42	164,502	660	81.49
6.000% - 6.999%	761	118,564,079	33.91	155,800	631	80.85
7.000% - 7.999%	1,327	170,786,559	48.85	128,701	608	82.41
8.000% - 8.999%	332	41,506,388	11.87	125,019	601	83.25
9.000% - 9.999%	22	2,446,794	0.70	111,218	616	76.92
10.000% - 10.999%	2	85,731	0.02	42,866	645	78.35
11.000% - 11.999%	1	262,411	0.08	262,411	586	70.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

As of the Statistical Cut-Off Date, the weighted average minimum mortgage rate is approximately 7.2490%.

Next Interest Rate Adjustment Dates of the Group II-A Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group II-A Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
May 2004	1	$155,034	0.04%	$155,034	692	90.00%
June 2004	1	99,920	0.03	99,920	612	69.00
October 2004	1	147,182	0.04	147,182	627	85.00
January 2005	2	178,642	0.05	89,321	646	82.00
April 2005	1	296,768	0.08	296,768	595	80.00
August 2005	3	370,138	0.11	123,379	650	85.68
September 2005	6	977,568	0.28	162,928	594	83.70
October 2005	59	8,913,822	2.55	151,082	623	83.12
November 2005	342	52,771,388	15.09	154,302	620	82.39
December 2005	817	116,992,415	33.46	143,198	618	81.73
January 2006	711	93,591,987	26.77	131,634	615	82.79
February 2006	16	2,235,950	0.64	139,747	604	77.34
July 2006	1	61,242	0.02	61,242	632	59.00
August 2006	1	179,437	0.05	179,437	595	77.00
September 2006	1	269,646	0.08	269,646	615	80.00
October 2006	19	2,428,827	0.69	127,833	648	79.75
November 2006	68	8,287,201	2.37	121,871	614	81.60
December 2006	182	22,630,091	6.47	124,341	614	81.45
January 2007	272	34,474,948	9.86	126,746	618	80.55
February 2007	36	4,491,900	1.28	124,775	624	75.54
March 2007	1	82,000	0.02	82,000	610	82.00
Total:	2,541	$349,636,107	100.00%	$137,598	618	81.89%

As of the Statistical Cut-Off Date, the weighted average months to next interest rate adjustment is approximately 26 months.

DESCRIPTION OF THE COLLATERAL

LOAN GROUP II-B MORTGAGE LOANS

Summary	Total	Minimum	Maximum
Aggregate Outstanding Statistical Principal Balance	$349,678,680.48
Number of Loans	2,427

Average Current Loan Balance	$144,078.57	$24,972.58	$729,200.97
(1) Weighted Average Original Loan-to-Value Ratio	81.89%	16.00%	100.00%
(1) Weighted Average Mortgage Rate	7.08%	4.00%	11.80%
(1) Weighted Average Net Mortgage Rate	6.55%	3.42%	11.22%
(1) Weighted Average Note Margin	6.99%	0.50%	11.50%
(1) Weighted Average Maximum Mortgage Rate	13.45%	10.00%	18.09%
(1) Weighted Average Minimum Mortgage Rate	7.32%	4.00%	11.80%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)	26	3	37
(1) Weighted Average Remaining Term to Maturity (months)	359	239	360
(1) (2) Weighted Average Credit Score	618	475	806
(1) Weighted Average reflected in Total.
(2) 0.36% of the Group II-B Mortgage Loans do not have Credit Scores.

Percent of Statistical Cut-Off Date
Range	Principal Balance
Product Type	ARM	100.00%

Lien	First	100.00%

Property Type	Single-family detached	81.86%
Planned Unit Developments (detached)	7.95%
Condo Low-Rise (less than 5 stories)	2.69%
Planned Unit Developments (attached)	2.67%
Two- to four- family units	2.42%
Manufactured Home	1.15%
Townhouse	1.10%
Leasehold	0.12%
Condo Mid-Rise (5 to 8 stories)	0.02%
Condo High-Rise (9 stories or more)	0.02%

Occupancy Status	Primary Residence	95.37%
Non Owner-occupied	3.69%
Second/Vacation	0.94%

Documentation Type	Full Documentation	81.46%
Reduced Documentation	18.54%

Loans with Mortgage Insurance (includes both borrower paid and issuer paid)	0.17%

Loans with Prepayment Penalties	71.15%

Loans serviced by HomeComings	83.91%

Credit Score Distribution of the Group II-B Mortgage Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Loan-to-Value Ratio
499 or less	16	$1,840,162	0.53%	$115,010	65.08%
500 - 519	29	2,395,853	0.69	82,616	65.14
520 - 539	102	10,999,047	3.15	107,834	73.65
540 - 559	203	23,484,650	6.72	115,688	77.67
560 - 579	323	38,490,250	11.01	119,165	83.53
580 - 599	303	39,716,167	11.36	131,076	82.35
600 - 619	400	60,795,336	17.39	151,988	82.30
620 - 639	385	63,449,688	18.15	164,804	82.36
640 - 659	274	45,511,410	13.02	166,100	83.17
660 - 679	186	30,572,473	8.74	164,368	83.21
680 - 699	90	16,088,856	4.60	178,765	81.88
700 - 719	47	7,331,269	2.10	155,984	84.49
720 - 739	27	4,543,022	1.30	168,260	83.47
740 - 759	16	2,094,915	0.60	130,932	80.62
760 or greater	9	1,090,712	0.31	121,190	88.65
Subtotal	2,410	$348,403,808	99.64%	$144,566	81.91%
Not Available*	17	1,274,872	0.36	74,992	77.26
Total:	2,427	$349,678,680	100.00%	$144,079	81.89%

As of the Statistical Cut-Off Date, the weighted average Credit Score of the Group II-B Loans is approximately 618.

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

Original Mortgage Loan Principal Balances of the Group II-B Mortgage Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
$1 - $100,000	882	$66,118,106	18.91%	$74,964	598	78.68%
$100,001 - $200,000	1,100	155,746,465	44.54	141,588	616	82.52
$200,001 - $300,000	297	72,340,670	20.69	243,571	625	82.50
$300,001 - $400,000	120	42,201,737	12.07	351,681	627	83.99
$400,001 - $500,000	25	11,392,918	3.26	455,717	658	81.06
$500,001 - $600,000	2	1,149,583	0.33	574,792	658	75.15
$700,001 - $800,000	1	729,201	0.21	729,201	648	79.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

As of the Statistical Cut-Off Date, the average original principal balance is approximately $144,150.

Net Mortgage Rates of the Group II-B Mortgage Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
3.000 - 3.499	1	$144,456	0.04%	$144,456	642	80.00%
4.000 - 4.499	11	2,166,039	0.62	196,913	657	80.01
4.500 - 4.999	56	11,328,621	3.24	202,297	657	80.04
5.000 - 5.499	201	39,726,384	11.36	197,644	641	80.26
5.500 - 5.999	322	58,539,407	16.74	181,799	635	81.43
6.000 - 6.499	438	65,619,712	18.77	149,817	629	81.74
6.500 - 6.999	436	60,391,691	17.27	138,513	622	84.35
7.000 - 7.499	390	49,657,830	14.20	127,328	600	83.38
7.500 - 7.999	270	31,909,533	9.13	118,183	584	81.66
8.000 - 8.499	188	20,059,334	5.74	106,699	572	80.56
8.500 - 8.999	55	5,418,384	1.55	98,516	561	76.49
9.000 - 9.499	45	3,924,268	1.12	87,206	549	76.37
9.500 - 9.999	9	513,062	0.15	57,007	538	69.68
10.000 - 10.499	3	202,857	0.06	67,619	511	67.27
10.500 - 10.999	1	34,800	0.01	34,800	532	60.00
11.000 - 11.499	1	42,300	0.01	42,300	534	60.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

As of the Statistical Cut-Off Date, the weighted average net mortgage rate is approximately 6.5537%.

Mortgage Rates of the Group II-B Mortgage Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	1	$144,456	0.04%	$144,456	642	80.00%
4.500 - 4.999	7	1,124,407	0.32	160,630	665	79.55
5.000 - 5.499	48	9,656,253	2.76	201,172	658	79.07
5.500 - 5.999	213	43,729,628	12.51	205,303	645	80.59
6.000 - 6.499	278	49,350,247	14.11	177,519	636	81.41
6.500 - 6.999	481	75,525,198	21.60	157,017	631	81.49
7.000 - 7.499	367	49,798,830	14.24	135,692	624	84.84
7.500 - 7.999	449	58,492,652	16.73	130,273	600	83.55
8.000 - 8.499	229	25,971,688	7.43	113,413	579	81.95
8.500 - 8.999	222	24,037,502	6.87	108,277	572	80.27
9.000 - 9.499	60	5,935,804	1.70	98,930	558	79.01
9.500 - 9.999	53	4,846,073	1.39	91,435	549	74.61
10.000 - 10.499	14	785,985	0.22	56,142	524	68.99
10.500 - 10.999	3	202,857	0.06	67,619	511	67.27
11.000 - 11.499	1	34,800	0.01	34,800	532	60.00
11.500 - 11.999	1	42,300	0.01	42,300	534	60.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

As of the Statistical Cut-Off Date, the weighted average mortgage rate is approximately 7.0793%.

Original Loan-to-Value Ratios of the Group II-B Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	58	$5,451,407	1.56%	$93,990	596
50.01 - 55.00	31	3,223,992	0.92	104,000	588
55.01 - 60.00	68	7,246,060	2.07	106,560	586
60.01 - 65.00	62	7,893,083	2.26	127,308	589
65.01 - 70.00	118	13,748,905	3.93	116,516	584
70.01 - 75.00	186	23,806,158	6.81	127,990	603
75.01 - 80.00	744	118,542,962	33.90	159,332	633
80.01 - 85.00	412	57,470,655	16.44	139,492	611
85.01 - 90.00	550	80,862,573	23.12	147,023	608
90.01 - 95.00	162	24,783,588	7.09	152,985	642
95.01 - 100.00	36	6,649,297	1.90	184,703	658
Total:	2,427	$349,678,680	100.00%	$144,079	618

As of the Statistical Cut-Off Date, the weighted average original loan-to-value ratio is approximately 81.89%.

Geographic Distribution of Mortgaged Properties of the Group II-B Mortgage Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
California	273	$63,297,022	18.10%	$231,857	633	80.17%
Michigan	212	22,702,245	6.49	107,086	606	82.17
Florida	187	21,796,707	6.23	116,560	613	80.49
Illinois	116	17,461,113	4.99	150,527	611	81.64
Minnesota	105	17,002,581	4.86	161,929	620	82.22
Wisconsin	127	16,139,802	4.62	127,085	612	82.84
Georgia	90	12,438,908	3.56	138,210	614	82.91
Maryland	67	12,146,069	3.47	181,285	614	81.66
Virginia	64	11,921,254	3.41	186,270	618	80.13
Colorado	63	11,313,889	3.24	179,586	622	83.46
Arizona	89	11,173,233	3.20	125,542	615	83.90
Texas	94	11,103,228	3.18	118,119	602	83.07
Other*	940	121,182,630	34.66	128,918	616	82.49
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

*Other includes states and the District of Columbia with under 3% concentrations individually.

Mortgage Loan Purpose of the Group II-B Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	1,520	$212,579,650	60.79%	$139,855	609	81.33%
Purchase	752	115,764,271	33.11	153,942	633	82.98
Rate/Term Refinance	155	21,334,759	6.10	137,644	618	81.57
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

Mortgage Loan Documentation Type of the Group II-B Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full Documentation	2,009	$284,864,041	81.46%	$141,794	613	83.06%
Reduced Documentation	418	64,814,639	18.54	155,059	640	76.76
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

Occupancy Types of the Group II-B Mortgage Loans
Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Primary Residence	2,274	$333,480,945	95.37%	$146,649	616	82.08%
Non Owner-occupied	127	12,914,821	3.69	101,692	643	77.21
Second/Vacation	26	3,282,915	0.94	126,266	634	80.37
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

Mortgaged Property Types of the Group II-B Mortgage Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Single-family detached	2,001	$286,263,873	81.86%	$143,060	617	82.05%
Planned Unit Developments (detached)	163	27,791,038	7.95	170,497	611	82.59
Condo Low-Rise (less than 5 stories)	69	9,405,515	2.69	136,312	620	79.79
Planned Unit Developments (attached)	54	9,337,970	2.67	172,925	627	82.80
Two- to four- family units	58	8,448,004	2.42	145,655	628	78.52
Manufactured Home	47	4,030,040	1.15	85,746	615	76.05
Townhouse	30	3,850,909	1.10	128,364	624	81.40
Leasehold	3	420,276	0.12	140,092	653	82.27
Condo Mid-Rise (5 to 8 stories)	1	73,457	0.02	73,457	549	70.00
Condo High-Rise (9 stories or more)	1	57,600	0.02	57,600	711	80.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

Credit Grades of the Group II-B Mortgage Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A4	944	$152,103,748	43.50%	$161,127	645	82.67%
AX	687	106,373,775	30.42	154,838	623	83.31
AM	378	47,712,746	13.64	126,224	577	84.18
B	232	24,564,867	7.02	105,883	559	76.91
C	117	12,284,350	3.51	104,994	546	71.53
CM	69	6,639,195	1.90	96,220	523	62.30
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

Prepayment Penalty Terms of the Group II-B Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	740	$100,865,464	28.85%	$136,305	611	81.59%
12 Months	114	21,287,511	6.09	186,733	625	82.90
24 Months	1,109	167,754,720	47.97	151,267	626	82.02
36 Months	447	57,747,495	16.51	129,189	603	81.59
48 Months	5	782,700	0.22	156,540	607	83.13
60 Months	12	1,240,791	0.35	103,399	586	83.29
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

Note Margins of the Group II-B Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
0.500% - 0.999%	2	$341,292	0.10%	$170,646	677	82.71%
3.000% - 3.499%	1	144,456	0.04	144,456	642	80.00
3.500% - 3.999%	3	536,887	0.15	178,962	640	80.00
4.000% - 4.499%	21	4,032,920	1.15	192,044	657	81.75
4.500% - 4.999%	62	13,668,325	3.91	220,457	647	80.85
5.000% - 5.499%	123	22,961,995	6.57	186,683	636	81.94
5.500% - 5.999%	168	28,325,778	8.10	168,606	630	83.76
6.000% - 6.499%	218	33,741,664	9.65	154,778	630	84.09
6.500% - 6.999%	561	96,465,650	27.59	171,953	640	81.11
7.000% - 7.499%	311	39,974,061	11.43	128,534	621	81.76
7.500% - 7.999%	211	26,068,601	7.46	123,548	612	83.51
8.000% - 8.499%	374	43,776,138	12.52	117,048	578	82.27
8.500% - 8.999%	205	23,190,605	6.63	113,125	565	82.85
9.000% - 9.499%	98	10,556,509	3.02	107,719	559	76.70
9.500% - 9.999%	43	4,236,547	1.21	98,524	543	74.20
10.000% - 10.499%	16	1,144,319	0.33	71,520	549	67.48
10.500% - 10.999%	6	360,159	0.10	60,027	521	64.02
11.000% - 11.499%	3	120,274	0.03	40,091	508	59.70
11.500% - 11.999%	1	32,500	0.01	32,500	Not Available	50.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

As of the Statistical Cut-Off Date, the weighted average note margin is approximately 6.9902%.

Maximum Mortgage of the Group II-B Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
10.000% - 10.999%	7	$1,136,863	0.33%	$162,409	653	79.55%
11.000% - 11.999%	162	29,316,099	8.38	180,964	649	80.32
12.000% - 12.999%	612	101,686,044	29.08	166,154	634	81.00
13.000% - 13.999%	804	118,207,288	33.80	147,024	617	83.42
14.000% - 14.999%	596	73,642,921	21.06	123,562	597	81.98
15.000% - 15.999%	174	19,082,277	5.46	109,668	581	80.36
16.000% - 16.999%	65	6,166,485	1.76	94,869	565	79.80
17.000% - 17.999%	6	335,763	0.10	55,961	535	66.88
18.000% - 18.999%	1	104,943	0.03	104,943	536	70.00
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

As of the Statistical Cut-Off Date, the weighted average maximum mortgage rate is approximately 13.4478%.

Minimum Mortgage of the Group II-B Mortgage Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000% - 4.999%	8	$1,500,653	0.43%	$187,582	635	76.44%
5.000% - 5.999%	155	29,530,218	8.44	190,518	647	81.24
6.000% - 6.999%	712	124,497,861	35.60	174,857	637	81.19
7.000% - 7.999%	732	101,503,870	29.03	138,666	624	83.50
8.000% - 8.999%	623	73,215,302	20.94	117,521	579	82.76
9.000% - 9.999%	164	17,206,000	4.92	104,915	557	77.01
10.000% - 10.999%	28	1,935,052	0.55	69,109	541	68.41
11.000% - 11.999%	5	289,724	0.08	57,945	536	72.93
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

As of the Statistical Cut-Off Date, the weighted average minimum mortgage rate is approximately 7.3192%.

Next Interest Rate Adjustment Dates of the Group II-B Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Group II-B Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
April 2004	1	$138,864	0.04%	$138,864	676	80.00%
May 2004	1	135,455	0.04	135,455	530	85.00
July 2004	2	265,080	0.08	132,540	576	72.16
November 2004	1	83,756	0.02	83,756	717	85.00
December 2004	1	85,000	0.02	85,000	621	43.00
April 2005	2	475,682	0.14	237,841	659	81.16
June 2005	2	283,142	0.08	141,571	641	85.08
July 2005	1	128,521	0.04	128,521	515	79.00
August 2005	5	608,550	0.17	121,710	606	86.90
September 2005	5	927,434	0.27	185,487	625	76.99
October 2005	47	7,242,677	2.07	154,100	626	80.36
November 2005	287	44,557,613	12.74	155,253	625	81.54
December 2005	814	121,853,213	34.85	149,697	621	82.08
January 2006	691	95,769,623	27.39	138,596	612	82.68
February 2006	11	1,230,100	0.35	111,827	617	80.67
October 2006	15	2,957,115	0.85	197,141	648	79.54
November 2006	67	9,401,668	2.69	140,323	620	83.89
December 2006	193	26,744,594	7.65	138,573	614	82.63
January 2007	263	34,430,892	9.85	130,916	608	79.47
February 2007	18	2,359,700	0.67	131,094	628	76.70
Total:	2,427	$349,678,680	100.00%	$144,079	618	81.89%

As of the Statistical Cut-Off Date, the weighted average months to next interest rate adjustment is approximately 26 months.